B-1

                                                              Exhibit 10(d)

                                                        Contract No. 113417

             NATURAL GAS PIPELINE COMPANY OF AMERICA (NATURAL)
                         STORAGE RATE SCHEDULE NSS
                                 AGREEMENT
                          DATED January 15, 1998

1.   SHIPPER is: THE PEOPLES GAS LIGHT AND COKE COMPANY, a LOCAL
     DISTRIBUTION COMPANY.

2.   (a) MDQ totals: 132,583 MMBtu per day.
     (b) MSV totals: 9,943,725 MMBtu.

3.   TERM: April 01, 1998 through March 31, 2000.

4. [ ] This Agreement supersedes and cancels an __________ Agreement dated _______________

     [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID
     #.

     [  ] Service and reservation charges commence the latter of:
          (a) April 01, 1998, and
          (b) the date capacity to provide the service hereunder is available on Natural's System.

     [  ] Other: ________________________________________

5.   SHIPPER'S ADDRESSES                     NATURAL'S ADDRESSES

                          General Correspondence:

THE PEOPLES GAS LIGHT AND COKE COMPANY  NATURAL GAS PIPELINE COMPANY OF
AMERICA
WILLIAM MORROW                       ATTENTION: GAS TRANSPORTATION SERVICES
130 E. RANDOLPH ST - 23RD FLOOR      3200 SOUTHWEST FREEWAY 77027-7523
CHICAGO, IL   60601-6207             P.O. BOX 283   77001-0283
                                     HOUSTON, TEXAS



             Statements/Invoices/Accounting Related Materials:

THE PEOPLES GAS LIGHT AND COKE COMPANY  NATURAL GAS PIPELINE COMPANY OF
AMERICA
PATRICIA GARCIA                              ATTENTION: ACCOUNT SERVICES
130 E RANDOLPH ST - 23RD FLOOR               701 EAST 22ND STREET
CHICAGO, IL    60601-6207                    LOMBARD, ILLINOIS   60148



Payments:                           NATURAL GAS PIPELINE COMPANY OF AMERICA
                                    P.O. BOX 2910
                                    CAROL STREAM, ILLINOIS   60132-2910

                                    FOR WIRE TRANSFER OR ACH:
                                    DEPOSITORY INSTITUTION: CITIBANK N.A.
                                    ABA ROUTING #:   021000089
                                    ACCOUNT #:   4067-6195

6. The above-stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. NATURAL AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF NATURAL'S FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, NATURAL AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing.

AGREED TO BY:

NATURAL GAS PIPELINE COMPANY OF AMERICA  THE PEOPLES GAS LIGHT AND COKE
COMPANY
"Natural"                                    "Shipper"

By:   /s/ Stephen G. Weiman              By:  /s/ William E. Morrow

Name:      Stephen G. Weiman             Name:     William E. Morrow

Title:     Senior Vice President         Title:    Vice President





Contract No. 113417